UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

___________________

Shenandoah Telecommunications Company

-------------------------------------------------------------------------

(Exact name of registrant as specified in its charter)

__________________

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

Not applicable

-------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

As previously announced, on November 29, 2006 the Board of Directors of Shenandoah Telecommunications Company (the “Company”) approved an early retirement incentive program. On January 18, 2007, the Company amended its Executive Supplemental Retirement Plan (the “SERP”) effective as of December 31, 2006 to permit SERP participants to receive a distribution of benefits under the SERP if they elect to participate in the early retirement program.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.14	Shenandoah Telephone Company Executive Supplemental Retirement Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
(Registrant)

January 19, 2007	/s/ Earle A. Mackenzie Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

2